ZTIF SA1 08/22

SUPPLEMENT DATED AUGUST 10, 2022

TO THE STATEMENT OF ADDITIONAL INFORMTION

DATED MAY 1, 2022

OF

FOREIGN SMALLER COMPANIES SERIES

INTERNATIONAL EQUITY SERIES

(each a series of Templeton Institutional Funds)

The Statement of Additional Information (SAI) is amended as follows:

I. The tables under the “Management and Other Services” – Portfolio Managers” section in the SAI are replaced with the following:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2]	Number of Other Accounts Managed[2]	Assets of Other Accounts Managed (x $1 million)[2]
Foreign Smaller Companies Series
Harlan B. Hodes	1	1,303.1	5	1,285.8	6	1,955.2
David A. Tuttle	1	1,303.1	5	1,285.8	6	1,955.2
Kyle Denning	0	N/A	0	N/A	0	N/A
Katie Ylijoki	0	N/A	0	N/A	0	N/A
International Equity Series
Peter A. Nori	2	1,570.1	26	779.4	8	775.1
Matthew R. Nagle	2	1,570.1	23	224.0	8	690.2
Heather Waddell	5	3,655.2	30	1,509.8	14	2,538.8

1. These figures represent registered investment companies other than the Funds that are included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Harlan B. Hodes	None
David A. Tuttle	None
Kyle Denning	None
Katie Ylijoki	None
Peter A. Nori	None
Matthew R. Nagle	None
Heather Waddell	None

Please keep this supplement with your SAI for future reference.